UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12
Comerica Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, APRIL 28, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Comerica Incorporated (the “Company”), dated March 17, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, April 28, 2020. This Supplement is being filed with the Securities and Exchange Commission and was made available to shareholders and others on April 9, 2020.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

COMERICA INCORPORATED
NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 28, 2020
***
MOVE TO A VIRTUAL MEETING
April 9, 2020
Meeting Date: Tuesday, April 28, 2020
Meeting Time: 9:30 a.m. (Central Time)
Meeting Access: Virtual Shareholder Meeting at www.meetingcenter.io/293452921
The 2020 Proxy Statement and the 2019 Annual Report to Stockholders are available at www.envisionreports.com/CMA

In light of the Covid-19 pandemic and concern for the safety and well-being of our shareholders, we have decided to make this year’s Annual Meeting a virtual-only meeting. We look forward to having you join us electronically. You will not be able to attend the Annual Meeting in person.
We expect this modification in meeting format to be effective for this year only and to revert back to an in-person annual meeting in future years after public health conditions have improved.
Attending the Virtual Meeting as a Shareholder of Record
If you were a holder of record of common stock of Comerica at the close of business on February 28, 2020 (the “Record Date”) (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing

www.meetingcenter.io/293452921 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received and the meeting password, CMA2020. A list of shareholders of record will be available on the Meeting Center site for inspection by shareholders for any legally valid purpose related to the Annual Meeting during the virtual Annual Meeting, and will be available upon request for the ten days prior to the Annual Meeting through an electronic network site that you can gain access to by contacting InvestorRelations@comerica.com. Technical assistance will be available for shareholders attending the meeting.
Registering to Attend the Annual Meeting as a Beneficial Owner
If you were a beneficial holder of record of common stock of Comerica as of the Record Date (i.e., you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the Annual Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Comerica common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 23, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/293452921 and enter your control number and the meeting password, CMA2020.
Asking Questions
If you are attending the meeting as a shareholder of record or registered beneficial owner, questions or comments can be submitted during the meeting by accessing the meeting center at www.meetingcenter.io/293452921, entering your control number and meeting password, CMA2020, and clicking on the message icon in the upper right hand corner of the page. Rules of Conduct may be accessed from the same page. To return to the main page, click the “i” icon at the top of the screen. Shareholder questions or comments may be submitted ahead of time by sending an e-mail to InvestorRelations@comerica.com.
Voting Shares
If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the Meeting Center site.
The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible by one of the methods described in the proxy materials for the Annual Meeting to ensure that your shares are represented and voted at the Annual Meeting.

Comerica Announces Moving to a Virtual Meeting for 2020 Annual Meeting of Shareholders
DALLAS, April 9, 2020 - Comerica Incorporated (NYSE: CMA) provided notice to shareholders today of an update to the location for the Company’s 2020 Annual Meeting of Shareholders.
“In light of the Covid-19 pandemic and concern for the safety and well-being of our shareholders, we have decided to make this year’s annual meeting of shareholders a virtual meeting,” said Curt Farmer, Chairman and CEO, Comerica Incorporated. “We look forward to you joining us electronically.”
Shareholders will not be able to attend the Annual Meeting in person. Comerica expects this modification in meeting format to be effective for this year only and to revert back to an in-person annual meeting in future years after public health conditions have improved.
Attending the Virtual Meeting as a Shareholder of Record
Record holders of Comerica common stock as of the close of business on the record date, February 28, 2020 (i.e., investors who hold shares in their own name as reflected in the records of Comerica’s transfer agent, Computershare), can attend the meeting by accessing www.meetingcenter.io/293452921 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials previously provided and the meeting password, CMA2020.
Registering to Attend the Annual Meeting as a Beneficial Owner
Beneficial owners of Comerica common stock as of the close of business on the record date, February 28, 2020 (i.e., investors who hold shares in “street name” through an intermediary, such as a bank or broker), must register in advance to virtually attend the Annual Meeting. To register, beneficial owners must obtain a legal proxy from the holder of record and submit proof of the legal proxy reflecting the number of shares of Comerica common stock held as of the Record Date, along with the beneficial owner’s name and email address, to Computershare. Beneficial owners should forward the email from their broker, or attach an image of the legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 23, 2020. Beneficial owners will then receive a confirmation of registration, with a control number, by email from Computershare. Beneficial owners can attend the meeting by accessing www.meetingcenter.io/293452921 and entering the owner’s control number and the meeting password, CMA2020. Shareholders are urged to vote and submit proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting regardless of whether they intend to attend the meeting.
The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.
For more information regarding Comerica’s virtual annual meeting, please visit www.envisionreports.com/CMA.
Comerica Incorporated (NYSE: CMA) is a financial services company headquartered in Dallas, Texas, and strategically aligned by three business segments: The Business Bank, The Retail Bank and Wealth Management. Comerica focuses on relationships, and helping people and businesses be successful. In addition to Texas, Comerica Bank locations can be found in Arizona, California, Florida and Michigan, with select businesses operating in several other states, as well as in Canada and Mexico. Comerica reported total assets of $73 billion at Dec. 31, 2019.

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